UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2007

PRIMEGEN ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52025

(Commission File Number)

N/A

(IRS Employer Identification No.)

3625 N. Hall Street, Suite 900, Dallas Texas 75219-5106

(Address of principal executive offices and Zip Code)

(214) 459-1217

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On August 14, 2006 we signed a letter of intent with MB Gas Inc. whereby it was contemplated that we would purchase all the issued and outstanding shares of MB upon certain terms of conditions. The share purchase transaction did not proceed and the letter of intent ceased to have any force and effect on October 1, 2006. Accordingly, effective March 5, 2007, we entered into an agreement with MB Gas Inc. whereby rather than a purchase of equity of MB we will enter into a form of funding and revenue sharing arrangement instead.

Item 9.01.	Financial Statements and Exhibits.
10.1	Agreement between the Registrant and MB Gas Inc.
99.1	News Release issued by the Registrant on March 5, 2007

CW1104907.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMEGEN ENERGY CORPORATION

/s/ Glen D. Harder

Glen D. Harder

Director

Date: April 13, 2007

CW1104907.1